UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2025
ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR C	The New York Stock Exchange
7.00% Series D Cumulative Perpetual Redeemable Preferred Stock	EFC PRD	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.    Other Events
On June 9, 2025, Ellington Financial Inc. (the "Company") issued a press release announcing that its Board of Directors has declared the following: (i) a monthly dividend of $0.13 per share of common stock, payable on July 31, 2025 to common stockholders of record as of June 30, 2025; (ii) a quarterly dividend of $0.615341 per share on the Company's Series A Floating Rate Cumulative Redeemable Preferred Stock, payable on July 30, 2025 to Series A preferred stockholders of record as of June 30, 2025; (iii) a quarterly dividend of $0.390625 per share on the Company's 6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock, payable on July 30, 2025 to Series B preferred stockholders of record as of June 30, 2025; (iv) a quarterly dividend of $0.5390625 per share on the Company's 8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock, payable on July 30, 2025 to Series C preferred stockholders of record as of June 30, 2025; and (v) a quarterly dividend of $0.4375 per share on the Company's 7.00% Series D Cumulative Perpetual Redeemable Preferred Stock, payable on June 30, 2025 to Series D preferred stockholders of record as of June 20, 2025.
A copy of the press release is filed herewith as Exhibit 99.1 to this current report on Form 8-K and the information related to the dividend is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being furnished herewith this Current Report on Form 8-K.

99.1   Press release dated June 9, 2025
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	June 9, 2025	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer